May 1, 2001

                  THE DREYFUS PREMIER THIRD CENTURY FUND, INC.

                            SUPPLEMENT TO PROSPECTUS
                              DATED OCTOBER 1, 2000

      The following information supersedes and replaces the fifth paragraph in the section of the fund's prospectus entitled "Management."

      Lincoln D. Carnam serves as the fund's primary portfolio manager with respect to its areas of social concern. Mr. Carnam joined Dreyfus in February 1998 as portfolio associate for the small cap equity group. From December 1995 through January 1998, he was a portfolio assistant at Scudder Kemper Investments for international equity products with a focus in socially responsible portfolios.